Exhibit 99.1

Synaptics Incorporated and Dialog Semiconductor Terminate Discussions

Company Expects to Report Earnings per Share at the High-End of Prior Guidance for the June Quarter

SAN JOSE, Calif., – July 31, 2018 – Synaptics Incorporated (NASDAQ: SYNA), the leading developer of human interface solutions, today announced it has terminated its previously-announced discussions with Dialog Semiconductor plc (XETRA: DLG) regarding the potential acquisition of Synaptics by Dialog. Synaptics does not intend to make any additional comments regarding the discussions at this time.

“Synaptics is a global leader and technology innovator in multiple high growth markets, and interest by a number of industry players underscores the tremendous value inherent to our company,” said Rick Bergman, president and CEO, Synaptics. “We are extremely confident in our strategic direction and excited by the significant opportunities before us. We are well-positioned to continue as a standalone growth company and will remain disciplined in generating superior long-term value for our shareholders. We expect to report earnings per share for our recently completed fourth quarter at the high end of our prior guidance and look forward to providing more detail on the fourth quarter on our earnings call scheduled for August 9, 2018.”

Forward-Looking Statements:

This press release contains forward-looking statements that are subject to the safe harbors created under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations and projections relating to our financial condition, results of operations, plans, objectives, future performance and business, and can be identified by the fact that they do not relate strictly to historical or current facts. Such forward-looking statements may include words such as “expect,” “anticipate,” “intend,” “believe,” “estimate,” “plan,” “target,” “strategy,” “continue,” “may,” “will,” “should,” variations of such words, or other words and terms of similar meaning. All forward-looking statements reflect our best judgment and are based on several factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control. Such factors include, but are not limited to, the risks as identified in the “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business” sections of our Annual Report on Form 10-K for the fiscal year ended June 24, 2017, and other risks as identified from time to time in our Securities and Exchange Commission reports. Forward-looking statements are based on information available to us on the date hereof, and we do not have, and expressly disclaim, any obligation to publicly release any updates or any changes in our expectations, or any change in events, conditions, or circumstances on which any forward-looking statement is based. Our actual results and the timing of certain events could differ materially from the forward-looking statements. These forward-looking statements do not reflect the potential impact of any mergers, acquisitions, or other business combinations that had not been completed as of the date of this release.

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About Synaptics:

Synaptics is the pioneer and leader of the human interface revolution, bringing innovative and intuitive user experiences to intelligent devices. Synaptics’ broad portfolio of touch, display, biometrics, voice, audio, and multimedia products is built on the company’s rich R&D, extensive IP and dependable supply chain capabilities. With solutions designed for mobile, PC, smart home, and automotive industries, Synaptics combines ease of use, functionality and aesthetics to enable products that help make our digital lives more productive, secure and enjoyable. (NASDAQ: SYNA) www.synaptics.com.

Join Synaptics on Twitter, LinkedIn, and Facebook, or visit www.synaptics.com.

Synaptics, and the Synaptics logo are trademarks of Synaptics in the United States and/or other countries. All other marks are the property of their respective owners.

For further information, please contact:

Investors:

Jennifer Jarman

The Blueshirt Group

+1-415-217-5866

jennnifer@blueshirtgroup.com

Public Relations:

David Hurd

Synaptics Incorporated

408-904-2766

david.hurd@synaptics.com